GE Conservative Strategy Fund - Average Net Assets
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 ($000's omitted)

GE Conservative Strategy Fund	"3,093"

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	"23,095"
GE U.S. Equity Fund (Class A)	"368,017"
GE International Equity Fund (Class A)	"40,335"
GE Fixed Income Fund (Class A)	"94,094"

GE Conservative Strategy Fund - Purchases and Redemptions
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Purchases ($000's omitted)	 October 	 November 	 December

GE Conservative Strategy Fund	190	223	349

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"8,192"	"9,790"	"14,185"
GE International Equity Fund (Class A)	"4,059"	"3,687"	"2,542"
GE Fixed Income Fund (Class A)	"2,126"	"3,704"	"4,193"
GE Mid Cap Growth (Class A)	375	599	295
GE Premier Growth (Class A)	"4,362"	"7,834"	"7,905"
GE Short Term Govt (Class A)	684	"3,552"	985
GE Value Equity (Class A)	"2,063"	"8,256"	"3,368"


Purchases ($000's omitted)	 January 	 February 	 March

GE Conservative Strategy Fund	286	558	650

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	"4,299"	"14,347"
GE U.S. Equity Fund (Class A)	"10,139"	"24,150"	"8,660"
GE International Equity Fund (Class A)	"3,627"	"3,644"	"5,866"
GE Fixed Income Fund (Class A)	"1,633"	"1,198"	"3,138"
GE Mid Cap Growth (Class A)	"7,645"	 -   	 -
GE Premier Growth (Class A)	"11,054"	 -   	 -
GE Short Term Govt (Class A)	808	 -   	 -
GE Value Equity (Class A)	"2,550"	 -   	 -


Purchases ($000's omitted)	 April  	 May 	 June

GE Conservative Strategy Fund	354	302	257

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	864	417	203
GE U.S. Equity Fund (Class A)	"7,851"	"9,077"	"8,163"
GE International Equity Fund (Class A)	"5,959"	"13,542"	"7,942"
GE Fixed Income Fund (Class A)	"1,821"	"1,432"	"2,644"

Purchases ($000's omitted)	 July 	 August 	 September

GE Conservative Strategy Fund	199	320	209

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	734	525	594
GE U.S. Equity Fund (Class A)	"4,791"	"4,642"	"6,035"
GE International Equity Fund (Class A)	"11,316"	"12,799"	"5,875"
GE Fixed Income Fund (Class A)	"1,227"	"4,190"	"1,572"


Redemptions ($000's omitted)	 October 	 November 	 December

GE Conservative Strategy Fund	140	107	151

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"4,263"	"4,417"	"7,347"
GE International Equity Fund (Class A)	"2,830"	"4,088"	"3,241"
GE Fixed Income Fund (Class A)	"1,586"	"2,486"	"2,975"
GE Mid Cap Growth (Class A)	191	312	307
GE Premier Growth (Class A)	473	"3,594"	"1,755"
GE Short Term Govt (Class A)	311	"1,153"	897
GE Value Equity (Class A)	339	"6,179"	849


Redemptions ($000's omitted)	 January 	 February 	 March

GE Conservative Strategy Fund	188	265	585

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	270	"11,154"
GE U.S. Equity Fund (Class A)	"10,588"	"6,481"	"11,061"
GE International Equity Fund (Class A)	"3,456"	"3,640"	"4,960"
GE Fixed Income Fund (Class A)	"3,455"	"3,539"	"2,015"
GE Mid Cap Growth (Class A)	"7,813"	 -   	 -
GE Premier Growth (Class A)	"4,371"	 -   	 -
GE Short Term Govt (Class A)	751	 -   	 -
GE Value Equity (Class A)	"1,190"	 -   	 -


Redemptions ($000's omitted)	 April  	 May 	 June

GE Conservative Strategy Fund	125	121	106

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	195	208	139
GE U.S. Equity Fund (Class A)	"7,383"	"8,246"	"5,876"
GE International Equity Fund (Class A)	"6,258"	"9,766"	"10,386"
GE Fixed Income Fund (Class A)	"2,070"	"1,395"	"2,241"


Redemptions ($000's omitted)	 July 	 August 	 September

GE Conservative Strategy Fund	115	104	104

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	163	371	482
GE U.S. Equity Fund (Class A)	"6,613"	"5,659"	"3,144"
GE International Equity Fund (Class A)	"11,733"	"10,148"	"6,663"
GE Fixed Income Fund (Class A)	"1,293"	"1,238"	764


GE Conservative Strategy Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Into	 October 	 November 	 December

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"11,052"	"6,187"	"76,261"
GE International Equity Fund (Class A)	"20,780"	"8,105"	"73,087"
GE Fixed Income Fund (Class A)	"60,343"	"93,946"	"156,221"
GE Mid Cap Growth (Class A)	"4,774"	882	"6,449"
GE Premier Growth (Class A)	"4,182"	765	"16,228"
GE Short Term Govt (Class A)	"5,941"	"5,418"	"14,558"
GE Value Equity (Class A)	"9,321"	"5,559"	"49,133"


Exchanges - Into	 January 	 February 	 March

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	"146,717"	"24,000"
GE U.S. Equity Fund (Class A)	"38,900"	"521,087"	"147,000"
GE International Equity Fund (Class A)	"18,000"	"5,000"	"77,000"
GE Fixed Income Fund (Class A)	"111,712"	"184,488"	"367,632"
GE Mid Cap Growth (Class A)	 -   	 -   	 -
GE Premier Growth (Class A)	 -   	 -   	 -
GE Short Term Govt (Class A)	495	 -   	 -
GE Value Equity (Class A)	 -   	 -   	 -


Exchanges - Into	 April  	 May 	 June

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	"18,618"	"21,500"	"4,500"
GE U.S. Equity Fund (Class A)	"72,885"	"77,300"	"63,500"
GE International Equity Fund (Class A)	"40,307"	"36,800"	"2,400"
GE Fixed Income Fund (Class A)	"151,487"	"114,594"	"82,657"


Exchanges - Into	 July 	 August 	 September

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	"14,700"	"8,600"	"6,200"
GE U.S. Equity Fund (Class A)	"51,600"	"52,300"	"71,100"
GE International Equity Fund (Class A)	"14,100"	"47,100"	"51,800"
GE Fixed Income Fund (Class A)	"66,568"	"149,170"	"62,093"


GE Conservative Strategy Fund - Exchanges
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


Exchanges - Out Of	 October 	 November 	 December

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	 -   	 -
GE U.S. Equity Fund (Class A)	"10,017"	 -   	"29,021"
GE International Equity Fund (Class A)	"8,350"	 -   	"56,538"
GE Fixed Income Fund (Class A)	"43,510"	 -   	"27,528"
GE Mid Cap Growth (Class A)	"2,934"	365	"3,536"
GE Premier Growth (Class A)	"3,141"	 -   	"8,534"
GE Short Term Govt (Class A)	"4,493"	 -   	 -
GE Value Equity (Class A)	"9,096"	 -   	"15,281"


Exchanges - Out Of	 January 	 February 	 March

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	"7,500"	"20,000"
GE U.S. Equity Fund (Class A)	"8,054"	 -   	"139,000"
GE International Equity Fund (Class A)	"33,361"	"113,488"	"50,000"
GE Fixed Income Fund (Class A)	"80,302"	 -   	"237,000"
GE Mid Cap Growth (Class A)	"5,800"	"49,000"	"25,116"
GE Premier Growth (Class A)	"7,876"	"95,178"	 -
GE Short Term Govt (Class A)	"6,683"	"117,460"	 -
GE Value Equity (Class A)	"13,191"	"203,315"	 -


Exchanges - Out Of	 April  	 May 	 June

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	"2,100"	"2,800"	"4,900"
GE U.S. Equity Fund (Class A)	"13,900"	"1,100"	"26,500"
GE International Equity Fund (Class A)	 -   	 -   	"8,000"
GE Fixed Income Fund (Class A)	"22,300"	"15,900"	 -


Exchanges - Out Of	 July 	 August 	 September

GE Conservative Strategy Fund	 -   	 -   	 -

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	 -   	"4,100"	"4,800"
GE U.S. Equity Fund (Class A)	"8,300"	"28,000"	"9,600"
GE International Equity Fund (Class A)	 -   	"4,100"	"4,300"
GE Fixed Income Fund (Class A)	 -   	"20,800"	"37,900"


GE Conservative Strategy Fund - Asset Allocations
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	 October 	 November 	 December

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)
GE U.S. Equity Fund (Class A)	9.87%	9.63%	9.91%
GE International Equity Fund (Class A)	17.85%	17.90%	17.80%
GE Fixed Income Fund (Class A)	4.98%	50.54%	49.50%
GE Mid Cap Growth	2.97%	3.00%	3.09%
GE Premier Growth	4.00%	3.94%	4.08%
GE Short Term Govt 	4.87%	4.78%	4.80%
GE Value Equity	8.87%	8.64%	8.90%


Total Net Assets	"2,147,757"	"2,294,483"	"2,581,191"


	 January 	 February 	 March

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)		5.00%	5.00%
GE U.S. Equity Fund (Class A)	10.53%	26.30%	27.80%
GE International Equity Fund (Class A)	16.15%	11.40%	11.90%
GE Fixed Income Fund (Class A)	49.43%	50.70%	52.20%
GE Mid Cap Growth	2.62%	0.80%	0.00%
GE Premier Growth	3.55%
GE Short Term Govt 	4.46%
GE Value Equity	7.89%


Total Net Assets	"2,623,078"	"2,937,202"	"3,124,950"


	 April  	 May 	 June

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	5.10%	5.10%	5.00%
GE U.S. Equity Fund (Class A)	27.60%	28.50%	27.80%
GE International Equity Fund (Class A)	11.80%	12.30%	12.00%
GE Fixed Income Fund (Class A)	52.80%	52.70%	52.60%


Total Net Assets	"3,307,088"	"3,473,625"	"3,691,275"


	 July 	 August 	 September

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	5.10%	5.10%	5.10%
GE U.S. Equity Fund (Class A)	28.20%	28.00%	28.10%
GE International Equity Fund (Class A)	11.70%	11.80%	12.00%
GE Fixed Income Fund (Class A)	0.54%	53.00%	53.20%


Total Net Assets	"3,753,392"	"4,067,574"	"4,101,999"


GE Conservative Strategy Fund - Expense Ratios
File Number:  811-07701
Fiscal Year Ended:  9/30/2000


	Gross Expense		Net Expense
	Ratio		Ratio

GE Conservative Strategy Fund	1.41%		0.20%

Underlying Funds:
GE Small-Cap Value Equity Fund (Class A)	1.11%		1.10%
GE U.S. Equity Fund (Class A)	0.83%		0.83%
GE International Equity Fund (Class A)	1.33%		1.33%
GE Fixed Income Fund (Class A)	0.80%		0.80%